EXHIBIT 10.3

                                 Amendment No.3

                                       To

                              Amended and Restated
  Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
              (Hereinafter referred to as the "Original Agreement")

                                     Between

                       TOWER INSURANCE COMPANY OF NEW YORK
                        TOWER NATIONAL INSURANCE COMPANY
                   (Hereinafter referred to as the "Company")

                                       And

                      CASTLEPOINT REINSURANCE COMPANY LTD.
                  (Hereinafter referred to as the "Reinsurer")


WHEREAS, the Reinsurer and the Company are parties to the Original Agreement.

NOW THEREFORE, the parties hereby agree to amend the Original Agreement as follows:

Effective April 1, 2007, item 4 of Amendment No. 2 shall be deleted and the Preamble of the Original Agreement is hereby amended to read as follows:

                              Amended and Restated
  Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
              (Hereinafter referred to as the "Original Agreement")

                                     Between

         THE INSURANCE COMPANIES THAT ARE SIGNATORIES TO THIS AGREEMENT
                   (Hereinafter referred to as the "Company")

                                       And

                    THE SUBSCRIBING REISURERS AS PER ATTACHED
                       INTEREST AND LIABILITIES AGREEMENTS

All other terms and conditions will remain unchanged.

                        INTEREST & LIABILITIES AGREEMENT
                        Attaching to and Forming Part of

                              Amended and Restated
  Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
              (Hereinafter referred to as the "Original Agreement")

                                     Between

         THE INSURANCE COMPANIES THAT ARE SIGNATORIES TO THIS AGREEMENT
                   (Hereinafter referred to as the "Company")

                                       And

                          CASTLEPOINT INSURANCE COMPANY
            (Hereinafter referred to as the "Subscribing Reinsurer")

It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that, as respects business written or renewed with effective dates on or after April 1, 2007, the Subscribing Reinsurer's share in the interest and liabilities of the Reinsurers will be 9%

The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interest and liabilities of other Reinsurers.

It is further mutually understood and agreed by and between the Company and the Subscribing Reinsurer that Addendum No. 3 attaches to and forms part of the captioned Agreement and prior amendments thereto, the terms of which are incorporated herein by reference..

This Agreement may be executed in two or more counterparts, each of which, when duly executed will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed by their duly authorized representatives.

In New York, New York, this 7th of August 2007 on behalf of the Company.

                  For participation effective April 1, 2007:

                  TOWER INSURANCE COMPANY OF NEW YORK

                  By:  /s/ Francis M Colalucci
                     ------------------------------
                  Name: Francis m Colalucci
                  Title: Sr VP, CFO & Treasurer

                  TOWER NATIONAL INSURANCE COMPANY

                  By: /s/ Francis M Colalucci
                     ------------------------------
                  Name:  Francis m Colalucci
                  Title: Sr VP, CFO & Treasurer

                  For participation effective April 10, 2007:

                  PRESERVER INSURANCE COMPANY

                  By: /s/ Michael C. Haines
                     ------------------------------
                  Name:  Michael C. Haines
                  Title:  Sr VP, CFO & Treasurer

                  MOUNTAIN VALLEY INDEMNITY COMPANY

                  By:  /s/ Michael C. Haines
                       ----------------------------
                  Name:  Michael C. Haines
                  Title:   Sr VP, CFO & Treasurer

                  NORTH EAST INSURANCE COMPANY

                  By:  /s/ Michael C. Haines
                     ------------------------------
                  Name:  Michael C. Haines
                  Title:  Sr VP, CFO & Treasurer


                  For participation effective April 1, 2007:

                  CASTLEPOINT INSURANCE COMPANY


                  By:  /s/ Roger A. Brown
                     ------------------------------
                  Name:   Roger A Brown
                  Title: Secretary

                        INTEREST & LIABILITIES AGREEMENT
                        Attaching to and Forming Part of

                              Amended and Restated
  Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
              (Hereinafter referred to as the "Original Agreement")

                                     Between

         THE INSURANCE COMPANIES THAT ARE SIGNATORIES TO THIS AGREEMENT
                   (Hereinafter referred to as the "Company")

                                       And

                      CASTLEPOINT REINSURANCE COMPANY, LTD.
            (Hereinafter referred to as the "Subscribing Reinsurer")

It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that, as respects business written or renewed with effective dates on or after April 1, 2007, the Subscribing Reinsurer's share in the interest and liabilities of the Reinsurers will be 40%.

The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interest and liabilities of other Reinsurers.

It is further mutually understood and agreed by and between the Company and the Subscribing Reinsurer that Addendum No. 3 attaches to and forms part of the captioned Agreement and prior amendments thereto, the terms of which are incorporated herein by reference..

This Agreement may be executed in two or more counterparts, each of which, when duly executed will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed by their duly authorized representatives.

In New York, New York, this 9th day of August,2007 on behalf of the Company:

                  For participation effective April 1, 2007:

                  TOWER INSURANCE COMPANY OF NEW YORK

                  By:  /s/ Francis M Colalucci
                     ------------------------------
                  Name:  Francis m Colalucci
                  Title:  Sr VP, CFO & Treasurer

                  TOWER NATIONAL INSURANCE COMPANY

                  By: /s/ Francis M Colalucci
                     ------------------------------
                  Name:   Francis m Colalucci
                  Title:   Sr VP, CFO & Treasurer

                  For participation effective April 10, 2007:

                  PRESERVER INSURANCE COMPANY

                  By: /s/ Michael C. Haines
                     ------------------------------
                  Name:   Michael C. Haines
                  Title:    Sr VP, CFO & Treasurer

                  MOUNTAIN VALLEY INDEMNITY COMPANY

                  By: /s/ Michael C. Haines
                     ------------------------------
                  Name:   Michael C. Haines
                  Title:    Sr VP, CFO & Treasurer

                  NORTH EAST INSURANCE COMPANY

                  By: /s/ Michael C. Haines
                     ------------------------------
                  Name:   Michael C. Haines
                  Title:   Sr VP, CFO & Treasurer


In Hamilton, Bermuda, this 7th day of August, 2007 on behalf of the Reinsurer:

                  For participation effective April 1, 2007:

                      CASTLEPOINT REINSURANCE COMPANY, LTD.


                  By:  /s/ John S. Barada
                     ------------------------------
                  Name:    John S. Barada
                  Title:    VP of Underwriting